ANNUAL REPORT




                                 MATRIX ADVISORS
                                   VALUE FUND

                                 (Symbol: MAVFX)









                                  JUNE 30, 2000




                          747 THIRD AVENUE, 31ST FLOOR
                               NEW YORK, NY 10017

                                 MATRIX ADVISORS
                                   VALUE FUND


August 15, 2000


Dear Fellow Shareholder:

     I am pleased to enclose our report and commentary concerning the Fund for the quarter and fiscal year ending June 30, 2000.

     The Fund posted a modest increase for the quarter, which looked particularly attractive compared to the negative returns of the S&P 500 and other major market indices. The Net Asset Value of the Fund as of June 30th was $43.49, an increase of +1.66% for the quarter, and 6.67% for the most recent six months.

     The Fund's most recent quarterly gain continues to build upon the strength of the past year, as illustrated by comparative performance during the most recent 12 month period:

     Comparisons of Equity Performance for the Fiscal Year 06/30/99-06/30/00

        * Please see the important disclosure at the end of this letter.

          Matrix Advisors Value Fund                       14.18%
          All Cap Average                                   3.04%
          S&P 500 Index                                     7.24%
          Value Line Index                                -12.43%
          Russell 2000 Index                               14.32%

     We continue to be pleased by the Fund's even keel, despite the dramatic volatility of the markets which has continued into the third quarter; in addition, we remain very confident in the quality of our portfolio holdings.

     Although we are not immune to the fluctuations of the markets, we have certainly managed to avoid the worst of the market swings. We strongly believe that the Fund is poised to perform relatively well in this tumultuous market environment.

                                 MATRIX ADVISORS
                                   VALUE FUND


     Besides favorable returns, we are happy to report continued progress on a number of other important fronts, including:

     *    Continued cash inflows to the Fund.

     * Continued cost reductions, which are expected to reduce the Fund's expense ratio further during the next fiscal year. We completed the past year with a 0.99% expense ratio (after our partial fee and expense waiver).

     As we have mentioned in the past, Matrix partners, associates, friends and family continue to build our own investments in the Fund.

     If you have any questions on the enclosed or would like to discuss our outlook on the market or the Fund in greater detail, please feel free to call us at (800) 366-6223 or e-mail us at matrix@matrixassetadvisors.com. You might also enjoy visiting our website at www.matrixadvisorsvaluefund.com.

     Best regards.

                                        Sincerely,


                                        /s/ David A. Katz

                                        David A. Katz, CFA
                                        Chief Investment Officer


PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S AVERAGE ANNUAL RETURNS FOR THE ONE-YEAR AND THREE-YEAR PERIODS ENDED JUNE 30, 2000 AND FOR THE PERIOD FROM JULY 3, 1996, THE INCEPTION OF MATRIX'S INVOLVEMENT WITH THE FUND, THROUGH THAT DATE WERE 14.18%, 15.47% AND 17.45%, RESPECTIVELY. The Advisor's partial fee and expense waiver increases total return. Fund share value and returns fluctuate and investors may have a gain or loss when they redeem shares. Matrix Asset Advisors became sub-Advisor on July 3, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor. Small and mid-cap investing may involve volatility and other risks. First Fund Distributors, Inc., Phoenix, AZ 85018.

The Standard and Poor's 500 Index is an unmanaged stock index that measures the performance of 500 domestic large-cap companies. The Russell 2000 Index is an unmanaged index of 2,000 smaller capitalization domestic companies. The Value Line Index is an unmanaged index of 1,700 equally weighted companies. The All Cap Index is a Composite calculated based on 1/3 performance S&P (cap weighted), 1/3 Value Line, and 1/3 Russell 2000.

                                 MATRIX ADVISORS
                                   VALUE FUND


                           Matrix Advisors Value Fund
                       Value of $10,000 vs S&P 500 Index

                          Annual Average Total Returns
                            Year Ended June 30, 2000

                          1 Year                14.18%
                          3 Year                15.47%
                          Inception (7/3/96)*   17.45%


                                   Matrix
                                  Advisors
                                 Value Fund         S&P 500 Index
                                 ----------         -------------
                3-Jul-96           10,000              10,000
               30-Jun-97           12,347              13,472
               30-Jun-98           13,898              17,531
               30-Jun-99           16,648              20,338
               30-Jun-00           19,009              21,809

Past performance is not predictive of future performance.

The S&P 500 is an unmanaged index composed of 500 common stocks representative of the stock market as a whole.

* Matrix Asset Advisors became the Sub-Advisor on July 3, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates the Fund was managed by another Advisor.

                                 MATRIX ADVISORS
                                   VALUE FUND


                           MATRIX ADVISORS VALUE FUND
             2ND QUARTER 2000 QUARTERLY COMMENTARY AND ANNUAL REPORT


     " YOU DON'T NEED A WEATHERMAN TO KNOW WHICH WAY THE WIND BLOWS."
          - Bob Dylan

     In the second quarter, the wind of the stock market changed course and, with varying degrees of intensity, blew in a very different direction than in the previous two years.

     By the end of the fiscal year, the most marked change in the market was the about-face investors made concerning technology stocks. The NASDAQ Index, which had a breathtaking fourth quarter of 1999, and had risen by 24% during the first quarter of 2000, was down for the year by more than -22% at its May lows (a sell-off of greater than -37%). While the negative tide affected all areas of technology, the impact was most severe on the least profitable companies.

     The almost-religious belief in the manifest destiny of emerging technology companies, particularly Internet stocks, gave way to a new realization: In the absence of profitability, many, if not most, of these companies will fail.

     Perhaps of the greatest long-term importance was that investors increasingly returned to fundamental considerations in assessing the attractiveness of particular stocks. This represented a departure from the previous momentum orientation of a great many investors, who had been content to pile into stocks for the overriding reason that they were "going up". While it is still too early to declare a return to a value-driven market, the market is clearly beginning to move in that direction.

     YOUR MATRIX ADVISORS VALUE FUND POSTED A MODEST GAIN OF 1.66% FOR THE QUARTER, IN CONTRAST TO MOST MARKET INDICES, WHICH WERE NEGATIVE. FOR THE FIRST HALF OF THE YEAR, THE FUND HAS ACHIEVED A 6.67% RETURN COMPARED TO FLAT-TO-NEGATIVE RETURNS IN THE MAJOR MARKET INDICES, INCLUDING THE S&P 500 INDEX. FOR THE FISCAL YEAR ENDED JUNE 30TH, THE FUND PRODUCED A GAIN OF 14.18%, WHICH COMPARED VERY FAVORABLY TO COMPARABLE MARKET INDICES, INCLUDING THE S&P 500 INDEX.

     While the Fund was hardly immune from the intense volatility of the markets, especially in its technology holdings, in aggregate it incurred far less fluctuation than the major market indices. In fact, during the truly unnerving days of April and May, the Fund held its value and even had increases.

     One important way to look at volatility is to examine the movement of an index or portfolio from its high point during a period to its lowest level during a subsequent sell-off. For example, the NASDAQ declined by -37.3% from its mid-March peak to its May lows; the S&P 500 declined by -10.1% from its high to its April lows. The Fund declined by approximately -6.6% from the highs achieved in the quarter.

     It is also worth noting that, while we did have our share of technology stock setbacks, on average our technology positions declined one-third less than the average technology stock. This occurred in the aftermath of these same Fund technology investments outpacing the NASDAQ in 1999.

                                 MATRIX ADVISORS
                                   VALUE FUND


A BRIEF REVIEW OF THE FISCAL YEAR

     Looking back over the past fiscal year, we were pleased to see that the Fund was able to significantly outpace the successes of the overall market, without as much of the volatility or risk. For example, while the NASDAQ's technology stocks dazzled the market in calendar 1999, the Fund's technology stocks posted even stronger performance during the same period.

     Furthermore, as the fiscal year progressed the Fund made timely moves into certain "Old Economy" stocks, particularly in pharmaceuticals and health care, which have benefited from the rotation of the market away from technology stocks.

     As the new fiscal year begins, we not only enjoy a comfortable recent performance advantage to the market, but also maintain a more fundamentally-prudent portfolio. Our holdings have a median price/earnings ratio of approximately 15.5 versus a 28.6 average ratio for the S&P 500. Above all, we believe we own a portfolio of high-quality businesses in growth industries selling at very reasonable valuations.

FUND PERFORMANCE FOR THE SECOND QUARTER

     As in the overall market, many of the Fund's "Old Economy" stocks prospered during the quarter, while "New Economy" investments by and large retreated. Conspicuously-strong performance for the quarter came from pharmaceutical, medical and health care stocks, including Abbott Laboratories, Aetna, American Home Products, Bausch & Lomb, Johnson & Johnson, Pharmacia and St. Jude Medical. In addition, Albertson's, Kodak and Mattel (yes, Mattel) posted attractive gains.

     New Economy holdings that continued their upward march included Alcatel, First Data and Vishay Intertechnology.

     We sold our holdings in Mark IV Industries following the announcement that the Company would be taken private by a European investor group. In addition, we were happy to take partial profits in Vishay, which had posted very strong performance.

     As mentioned above, many of our technology stocks gave back some of their gains from the recent past. In this category were Arrow Electronics, Computer Associates, Electronic Data Systems, Gartner Group, Global Crossing, Motorola, and Sensormatic.

     The incredible anxiousness of the market was reflected in the sell-off of Electronic Data Systems, Motorola and Mylan Labs. In each case, short-term issues overwhelmed compelling long-term business prospects and resulted in significantly-reduced stock prices. When feasible, we significantly added to our positions in these holdings. In each case, we expect market perception to turn positive in short order and for these stocks to exhibit significant appreciation in upcoming periods. Other decliners during the quarter included Bank of America, Office Depot and Shaw Industries.

     We used the proceeds from recent sales, along with prior cash balances, to add to existing positions in Bank of America, Bausch & Lomb, Compaq Computer, Equifax, Gartner Group and St. Jude Medical. We also slowly began to build investments in Adaptec and Century Telephone. Finally, we sold our positions in Bank One Corporation and Toys `R' Us based on our conviction that there were more compelling investment alternatives available.

                                 MATRIX ADVISORS
                                   VALUE FUND


FUND PERFORMANCE FOR THE FISCAL YEAR

     For the overall fiscal year, strong performance came primarily from the Fund's technology holdings. In this sector, conspicuously-strong performance came from Alcatel, Arrow Electronics, LAM Research, Novellus, 3Com and Vishay.

     Well-timed pharmaceutical and health care investments included Abbott Labs, American Home Products, Bausch & Lomb, Johnson & Johnson, St. Jude Medical, and Teva Pharmaceuticals. Other strong performers included such diverse companies as Equifax, Heinz, Hon Industries, Manpower and Schlumberger.

     One of the weakest sectors for the Fund during the fiscal year was financial stocks, which also fared poorly in the overall market. Bank of America, Bank One and Freddie Mac all posted negative results, while Comerica was flat for the year. We do however expect that this sector is now well-positioned for resurgent growth over the next 12 to 18 months.

     New purchases during the fiscal year included Abbott Labs, Adaptec, Albertson's, American Home Products, Bell Atlantic (Verizon), Century Telephone, Equifax, Freddie Mac, Gartner Group, Heinz, Hon, Johnson & Johnson, MBIA, Mylan Labs and Office Depot.

     Positions that were sold for strong profits during the past year included J.P. Morgan, LAM Research, O'Sullivan Industries, SLM Holding Corp, Schlumberger and Teva Pharmaceuticals. Disappointing holdings that were sold included Bank One, Philip Morris, and Toys `R' Us.

LOOKING AHEAD

     Thanks to the counterintuitive nature of investing, intense market volatility spawns great opportunity, and we do not shrink from such opportunity. Both overall market and individual securities' volatility create at least three forms of opportunity, each of which we have capitalized on:

1. Volatility allows us to lock in profits in stocks which experience sharp short-term appreciation;
2. Volatility allows us to purchase strong businesses we like, and possibly own already, at extremely good prices thanks to short-term price declines; and
3. By presenting numerous short-term price "windows", volatility gives us the opportunity to trade-up, moving out of languishing investments which might face long-term recoveries, and into more compelling situations.

     While we expect continued market turbulence as well as the occasional stock setback, we are extremely confident in the business outlook for our holdings and believe that the Fund is well positioned to grow in upcoming periods and be more protective in the inevitable market pull backs.

                                      * * *

     Following this letter is our quarterly installment of Ideas About Investing. This quarter we examine technology stocks, seeking to find the rational balance in a sector that tends to blow either very hot or very cold. In addition, we examine the investment implications of a "soft landing" for the economy.

                                 MATRIX ADVISORS
                                   VALUE FUND


     Whether this letter ultimately finds its way to the beach, the deck, or even into the charcoal grill, we wish you all the best for the unique pleasures of summer. Best wishes.

                              IDEAS ABOUT INVESTING

                  A QUARTERLY QUEST FOR INVESTING ENLIGHTENMENT

I. TAKING AN UNEMOTIONAL LOOK AT TECHNOLOGY STOCKS, IF POSSIBLE.

     Utter the words "tech stocks" and you are likely to engender a reaction similar to the one experienced by a teenage boy who has just gotten up the nerve to ask a girl out for the first time in his life: incredible elation or crushing dejection.

     Certainly the markets have had a manic reaction to tech stocks for the past few years. They have either been incredibly hot or chillingly cold. As a result, investors tend to have a love `em or hate `em reaction to the sector - usually a function of their own investment experience.

     But is there a middle ground? Is there a way to approach tech stocks without the emotional trappings, in order to determine what role, if any, tech stocks should play for the prudent investor?

     Let's start with some basic information. Technology is a broad term that can be used to apply to companies that make sophisticated computer-related electronic products and components - such as computer manufacturers and computer chip manufacturers, perform services or create products that support hardware-such as software, networking and database management companies, or that explore new technologies and the application thereof, such as Internet-related companies.

     Technology accounts for a huge portion of our economy as well as a disproportionate amount of the growth in our economy.

     It is important to realize that technology is a "big tent" that encompasses a vast array of different types of companies that occupy different points on the spectrum of the economy. Some tech stocks are cutting edge in their technological primacy, but have no realistic way of making money for the foreseeable future, if ever. Others are financial powerhouses whose technology is basically run of the mill or commoditized, at risk of being eclipsed if not rendered obsolete.

     The point is that an investor can't just make a judgment about "tech". Among other things, investors must ask themselves why they would invest in a particular tech stock - what they believe the company can accomplish, and how that compares to the price they have to pay for it.

     In that regard, it would be useful to consider a study recently released by Sanford C. Bernstein & Co., which looked at the "shelf life" of great growth stocks. The study revealed that great technology companies enjoyed their status as industry leaders on average only half as long as the great companies in other sectors. While 50% of the corporate leaders in other sectors were replaced over a five-year period, in tech companies, 50% of the leaders were replaced every two-and-a-half years!

                                 MATRIX ADVISORS
                                   VALUE FUND


     This study has to give any thinking investor pause. Definitionally, the dynamism of technology, the very essence of what makes it the leading engine of overall economic growth, also makes for a bucking bronco ride for any given individual tech stock.

     The lesson from the Bernstein study is clear: When analyzing technology stocks, a healthy skepticism as to valuation is definitely in order. The recent travails of last year's technology star, Qualcomm, illustrates this point. At its peak earlier in the year Qualcomm's p/e was a stratospheric 150x earnings. The room for error was non-existent. Qualcomm's business continues to thrive, yet as market participants have decided that business is merely great and not spectacular, the stock has lost a staggering -75% of its value.

     Technology is in part what helps keep our nation in the forefront of the world's economy and culture. We should welcome technological advances, but recognize that the "march of technological progress" is not mirrored on the investment front. Tech stocks tend to be hot and cold because investors fall in love with new ideas. However, new ideas do not necessarily make for profitable businesses or great investments.

     As we have seen in numerous industries throughout time, there is no substitute for good old fundamental analysis. Technology stocks, like others, should be valued based on earnings and cash flow streams, growth prospects, industry leadership and positioning. Investors are well served not to fall in hate or love with their technology investments. Like all other companies in the market, at the right price many technology companies should be bought; at another price, these same wonderful companies should be sold.

II. WHY IS EVERYONE TALKING ABOUT A "SOFT LANDING" FOR THE ECONOMY?

     It  is   difficult   to  read  a   financial   publication   or   watch  an
investment-oriented television program without encountering a discussion of the Federal Reserve Bank's efforts to engineer a "soft landing" for the economy.

     In the often-counterintuitive world of investing, what might appear to be good news is cause for concern, and vice-versa. So strong economic growth and low unemployment are good news except that they might produce an overheated economy where demand (fueled by widely-dispersed wealth) exceeds supply, resulting in inflation.

     And so we constantly hear about the Federal Reserve's search for the signs of the possible re-emergence of inflation, and their willingness to raise interest rates as a way of preventing the re-emergence of inflation.

     Thus the hopeful talk of the economic soft landing, by which is meant a reduction in the pace of the economy, but not such a severe reduction as to stop economic growth. Or as the "Goldilocks" analogy (of Three Bears fame) has it, " Not too hot, not too cold, but just right."

     And so we find ourselves in something of a transitional phase. While everyone wants the economy to cool (in the name of sustaining economic growth, even if that means a slower rate of growth), there is still a wildly-negative reaction when most companies, now feeling the impact of a slowing economy, report lower than forecast earnings.

     It is as if investors are saying, "I want the economy to slow down, I just don't want you (fill in the name of the company here) to slow down." And this inconsistency is having a significant short-term impact on the markets.

                                 MATRIX ADVISORS
                                   VALUE FUND


     This inconsistency is also contributing to market volatility. If the economy is indeed slowing, as most recent signs indicate, that slowing will invariably be felt on the individual corporate level.

     However, unless and until there is a revision in the expectations for corporate performance, there will continue to be dramatic, economically-unconnected reactions to companies whose earnings fall short of expectations that have not been revised to reflect a slowing economy.

     The good news is that eventually there will be such a revision. At that point truly strong businesses will be appreciated once again, and their stocks should prosper and increase.

     A slowing economy might therefore be very good news for the stock market, or at least for those stocks where business has been strong and steady, and where stock prices have not been stratospheric.

     Investors would be well advised to ignore the short-term swings and focus on the stocks of fundamentally-attractive companies. As the hype and hoopla of a stock market based on a raging economy subsides, investment success will go to those who have bought selectively, prudently and with a focus on healthy growth prospects.

                                 MATRIX ADVISORS
                                   VALUE FUND


SCHEDULE OF INVESTMENTS                                           JUNE 30, 2000
--------------------------------------------------------------------------------
COMMON STOCKS (96.44%)

SECURITY                                           SHARES              VALUE
--------------------------------------------------------------------------------
BANKS: (5.32%)
  Bank of America Corp.                            12,000           $   516,000
  Comerica Inc.                                    10,000               448,750
                                                                    -----------
                                                                        964,750
                                                                    -----------
COMPUTER AND PERIPHERALS: (6.41%)
  Adaptec Inc.*                                    10,000               227,500
  3 Com Corp.*                                      5,600               322,700
  Compaq Computer Corp.                            24,000               613,500
                                                                    -----------
                                                                      1,163,700
                                                                    -----------
COMPUTER SOFTWARE AND SERVICES: (6.46%)
  Electronic Data Systems Corp.                    15,000               618,750
  Gartner Group, Inc.*                             56,000               553,000
                                                                    -----------
                                                                      1,171,750
                                                                    -----------
CONSUMER PRODUCTS: (7.75%)
  American Greetings Corp.                          9,300               176,700
  Bausch & Lomb, Inc.                              10,500               812,438
  Eastman Kodak Co.                                 7,000               416,500
                                                                    -----------
                                                                      1,405,638
                                                                    -----------
DRUGS: (15.01%)
  Abbott Laboratories                              14,500               646,156
  American Home Products                            6,600               387,750
  Bristol-Myers Squibb Co.                          5,200               302,900
  Johnson & Johnson                                 3,000               305,625
  Mylan Laboratories                               35,000               638,750
  Pharmacia & Upjohn, Inc.                          8,568               442,858
                                                                    -----------
                                                                      2,724,039
                                                                    -----------
ELECTRONICS: (5.85%)
  Arrow Electronics, Inc.*                          9,000               279,000
  Vishay Intertechnology, Inc.*                    20,625               782,461
                                                                    -----------
                                                                      1,061,461
                                                                    -----------
FINANCIAL SERVICES: (3.42%)
  First Data Corp.                                 12,500               620,313
                                                                    -----------
FOOD: (1.45%)
  H.J. Heinz Co.                                    6,000               262,500
                                                                    -----------

                                 MATRIX ADVISORS
                                   VALUE FUND


COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------
SECURITY                                           SHARES              VALUE
--------------------------------------------------------------------------------
FURNITURE: (2.91%)
  Hon Industries                                   11,000             $ 258,500
  Shaw Industries, Inc.                            21,500               268,750
                                                                    -----------
                                                                        527,250
                                                                    -----------
GROCERY: (2.93%)
  Albertson's Inc.                                 16,000               532,000
                                                                    -----------
HOUSEHOLD PRODUCTS: (1.46%)
  Tupperware Corp.                                 12,000               264,000
                                                                    -----------
INDUSTRIAL SERVICES: (5.72%)
  Equifax, Inc.                                    20,000               525,000
  Manpower Inc.                                    16,000               512,000
                                                                    -----------
                                                                      1,037,000
                                                                    -----------
INSURANCE: (0.53%)
  MBIA, Inc.                                        2,000                96,375
                                                                    -----------
MEDICAL SERVICES: (2.58%)
  Aetna Inc.                                        7,300               468,569
                                                                    -----------
MEDICAL SUPPLIES: (5.56%)
  St. Jude Medical, Inc.*                          22,000             1,009,250
                                                                    -----------
MORTGAGE: (1.12%)
  Federal Home Loan Mortgage Co.                    5,000               202,500
                                                                    -----------
PRECISION INSTRUMENTS: (2.33%)
  Sensormatic Electronics Corp.*                   26,700               422,194
                                                                    -----------
RETAIL: (0.96%)
  Office Depot, Inc.*                              28,000               175,000
                                                                    -----------
SEMICONDUCTORS/CAPITAL EQUIPMENT: (3.43%)
  Novellus Systems, Inc.*                          11,000               622,187
                                                                    -----------
SOFTWARE/SERVICES: (2.86%)
  Computer Associates International Inc.           10,141               519,092
                                                                    -----------

                                 MATRIX ADVISORS
                                   VALUE FUND


COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------
SECURITY                                           SHARES              VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS/EQUIPMENT: (6.63%)
  Alcatel SA                                       10,000             $ 665,000
  Motorola Inc.                                    18,500               537,656
                                                                    -----------
                                                                      1,202,656
                                                                    -----------
TELECOMMUNICATIONS SERVICES (4.66%)
  CenturyTel, Inc.                                  9,000               258,750
  Global Crossing Ltd.*                            10,745               282,728
  Verizon Communications                            6,000               304,875
                                                                    -----------
                                                                        846,353
                                                                    -----------
TOYS AND SCHOOL SUPPLIES (1.09%)
  Mattel Inc.                                      15,000               197,813
                                                                    -----------
                               TOTAL COMMON STOCKS
                               (cost $13,466,684)                    17,496,390
                                                                    -----------

SHORT-TERM INVESTMENTS (3.67%)
--------------------------------------------------------------------------------
Firstar Treasury Fund                             284,104               284,104
Victory Gradison U.S. Government
  Reserves Fund                                   382,575               382,575
                                                                    -----------
                               TOTAL SHORT-TERM INVESTMENTS
                               (cost $666,679)                          666,679
                                                                    -----------
                               TOTAL INVESTMENTS IN SECURITIES
                               (cost $14,133,363) - 100.11%          18,163,069
                               LIABILITIES IN EXCESS OF
                               OTHER ASSETS  - (0.11%)                  (19,563)
                                                                    -----------
                               TOTAL NET ASSETS - 100.00%           $18,143,506
                                                                    ===========

* Non income-producing security.

The accompanying notes to financial statements are an integral part of this schedule.

                                 MATRIX ADVISORS
                                   VALUE FUND


STATEMENT OF ASSETS AND LIABILITIES                                JUNE 30, 2000
--------------------------------------------------------------------------------

                                     ASSETS
Investments in securities, at value:
  Common stocks (cost $13,466,684)...............................   $17,496,390
  Short-term investments (cost $666,679).........................       666,679
Receivables:
  Fund shares sold...............................................       144,324
  Dividends and interest.........................................        20,774
Prepaid expenses and other assets................................         4,212
                                                                    -----------
                                   TOTAL ASSETS                      18,332,379
                                                                    -----------
                                  LIABILITIES
Payables:
  Advisory fee...................................................        10,818
  Securities purchased...........................................       127,305
  Fund shares redeemed...........................................        30,000
Accrued expenses.................................................        20,750
                                                                    -----------
                                   TOTAL LIABILITIES                    188,873
                                                                    -----------
                                   NET ASSETS                       $18,143,506
                                                                    ===========
SOURCE OF NET ASSETS
Capital
  Par value of 417,184 shares outstanding (30,000,000 shares
   authorized) at $.01 per share.................................   $     4,172
  Paid-in capital ...............................................    13,715,415
                                                                    -----------
  Total capital paid in on shares................................    13,719,587
  Undistributed net investment income............................        43,908
  Undistributed net realized gain on
     investments.................................................       350,305
  Net unrealized appreciation of investments.....................     4,029,706
                                                                    -----------
                                   NET ASSETS                       $18,143,506
                                                                    ===========
                                   NET ASSET VALUE PER SHARE
                                   (Offering and Redemption Price)  $     43.49
                                                                    ===========

The accompanying notes to financial statements are an integral part of these statements.

                                 MATRIX ADVISORS
                                   VALUE FUND

                                                                      FOR THE
                                                                    YEAR ENDED
STATEMENT OF OPERATIONS                                            JUNE 30, 2000
--------------------------------------------------------------------------------

                               INVESTMENT INCOME
Dividends........................................................   $   154,976
Interest.........................................................        26,681
                                                                    -----------
                                   TOTAL INCOME                         181,657
                                                                    -----------
                                    EXPENSES
Investment advisory fee..........................................       139,255
Transfer agent fee and expenses..................................        39,935
Registration and filing fees.....................................        12,570
Audit fees.......................................................        12,000
Custodian fee and expenses.......................................        11,238
Reports to shareholders .........................................         6,072
Miscellaneous....................................................         4,079
Legal fees.......................................................         3,916
Insurance........................................................         2,000
                                                                    -----------
                                   TOTAL EXPENSES                       231,065
                                   LESS: Advisory fees waived and
                                   expenses paid                        (93,202)
                                                                    -----------
                                   NET EXPENSES                         137,863
                                                                    -----------
                                   NET INVESTMENT INCOME                 43,794
                                                                    -----------

               REALIZED AND UNREALIZED GAIN ON INVESTMENTS - NET
Realized gain on investments - net...............................       350,703
Change in unrealized appreciation of investments - net...........     1,568,503
                                                                    -----------
                                   GAIN ON INVESTMENTS - NET          1,919,206
                                                                    -----------
                                   NET INCREASE IN NET ASSETS
                                   RESULTING FROM OPERATIONS        $ 1,963,000
                                                                    ===========

The accompanying notes to financial statements are an integral part of these statements.

                                 MATRIX ADVISORS
                                   VALUE FUND


                                                      FOR THE         FOR THE
                                                    YEAR ENDED      YEAR ENDED
                                                   JUNE 30, 2000   JUNE 30, 1999
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
Net investment income...........................   $    43,794      $     8,827
Realized gain on investments - net..............       350,703          106,818
Change in unrealized appreciation
  of investments - net..........................     1,568,503        1,664,100
                                                   -----------      -----------
                      NET INCREASE IN NET ASSETS
                      RESULTING FROM OPERATIONS      1,963,000        1,779,745
                                                   -----------      -----------

                         DISTRIBUTIONS TO SHAREHOLDERS
Net investment income...........................            --          (26,658)
Realized gain on investments....................       (99,301)        (201,601)
                                                   -----------      -----------
                      TOTAL DISTRIBUTIONS TO
                      SHAREHOLDERS                     (99,301)        (228,259)
                                                   -----------      -----------

                           CAPITAL SHARE TRANSACTIONS
Shares sold ....................................     6,802,577        1,871,606
Shares issued in connection with reinvestment
  of dividends..................................        99,012          227,253
Shares redeemed.................................    (1,769,371)      (2,503,433)
                                                   -----------      -----------
                      NET CHANGE FROM CAPITAL
                      SHARE TRANSACTIONS             5,132,218         (404,574)
                                                   -----------      -----------
                      TOTAL INCREASE IN NET
                      ASSETS                         6,995,917        1,146,912
Net assets, beginning of year...................    11,147,589       10,000,677
                                                   -----------      -----------
Net assets, end of year (including undistributed
  net investment income of $43,908 and $114,
  respectively).................................   $18,143,506      $11,147,589
                                                   ===========      ===========

                         CHANGES IN SHARES OUTSTANDING
Shares sold.....................................       168,974           60,574
Shares issued in connection with reinvestment
  of dividends..................................         2,560            7,516
Shares redeemed.................................       (44,689)         (81,688)
                                                   -----------      -----------
                      INCREASE (DECREASE)              126,845          (13,598)
                                                   ===========      ===========

The accompanying notes to financial statements are an integral part of these statements.

                                 MATRIX ADVISORS
                                   VALUE FUND


NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 2000
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

Matrix Advisors Value Fund (the "Fund"), formerly known as LMH Fund, Ltd. and Matrix/LMH Value Fund, is a Maryland corporation registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with generally accepted accounting principles.

(a) Security Valuation

Portfolio securities which are traded on national securities exchanges are valued at the last sale price on the principal exchange on which the security is traded as of the close of the New York Stock Exchange. If there were no transactions in a security on that day, the security is generally valued at the last reported bid price. Securities traded over-the-counter are generally valued at the latest bid price. If no quotations are available for a security, or if the Board of Directors (or committee of the Board of Directors appointed for that purpose) believes that the latest bid price of a security which has not been traded on the date in question does not fairly reflect its market value, it is valued in a manner determined in good faith by the Board of Directors, or its delegates, to reflect its fair value.

(b) Federal Income Taxes

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

(c) Portfolio Transactions

Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Security gains and losses are computed on an identified cost basis.

(d) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                                 MATRIX ADVISORS
                                   VALUE FUND


(e) Other

Interest  income  is  recorded  on  the  accrual  basis.   Dividend  income  and
distributions to shareholders are recorded on the ex-dividend date.

NOTE 3 - INVESTMENT ADVISORY FEE

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Matrix, formerly the Sub-Advisor, replaced Heine Management Group, Inc. ("Heine") as the Advisor on May 11, 1997. Certain officers of the Advisor are also officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets. For the year ended June 30, 2000, Matrix waived $91,202 of its fee and paid an additional $2,000 of expenses.

NOTE 4 - INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities for the year ended June 30, 2000 were as follows:

                                                            Proceeds from
                                                          Sales (Including
                                          Purchases          Maturities)
                                          ---------          -----------
     Common Stock and Bonds              $ 9,863,812         $ 5,321,040
     Short-term Obligations               10,610,228          10,179,056

At June 30, 2000, the cost of securities for federal income tax purposes was substantially the same as that recorded for book purposes. Accordingly, the aggregate gross unrealized appreciation of investments over cost for federal income tax purposes was $4,555,588 and the aggregate gross unrealized depreciation was $525,882, or a net unrealized appreciation of $4,029,706.

                                 MATRIX ADVISORS
                                   VALUE FUND

                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                                                                        YEARS ENDED JUNE 30,
                                                         ---------------------------------------------------
                                                          2000       1999       1998       1997       1996
                                                         -------    -------    -------    -------    -------
Net asset value, beginning of year ...................   $ 38.40    $ 32.90    $ 29.39    $ 24.10    $ 20.98
                                                         -------    -------    -------    -------    -------
Income from investment operations:
  Net investment income ..............................      0.11       0.03       0.14       0.10       0.47
  Net realized and unrealized gain
    on investments ...................................      5.30       6.26       3.54       5.52       3.12
                                                         -------    -------    -------    -------    -------
Total from investment operations .....................      5.41       6.29       3.68       5.62       3.59
                                                         -------    -------    -------    -------    -------
Less distributions:
 Dividends from net investment income ................     (0.00)     (0.09)     (0.17)     (0.33)     (0.47)
 Distributions from realized gains ...................     (0.32)     (0.70)     (0.00)     (0.00)     (0.00)
                                                         -------    -------    -------    -------    -------
Total distributions ..................................     (0.32)     (0.79)     (0.17)     (0.33)     (0.47)
                                                         -------    -------    -------    -------    -------
Net asset value, end of year .........................   $ 43.49    $ 38.40    $ 32.90    $ 29.39    $ 24.10
                                                         =======    =======    =======    =======    =======

Total return .........................................     14.18%     19.79%     12.56%     23.47%     17.16%

Ratios/supplemental data:
Net assets, end of year (millions) ...................   $  18.1    $  11.1    $  10.0    $   8.5    $   6.6
Ratio of operating expenses to average net assets:
 Before expense reimbursement ........................      1.65%      1.83%      1.80%      1.92%      1.84%
 After expense reimbursement .........................      0.99%      1.25%      1.23%      1.42%      1.84%
Ratio of net investment income (loss) to average
 net assets:
 Before expense reimbursement ........................     (0.35%)    (0.48%)    (0.12)%    (0.06)%     2.01%
 After expense reimbursement .........................      0.31%      0.10%      0.45%      0.44%      2.01%
Portfolio turnover rate ..............................        40%        33%        68%       129%        57%

The accompanying notes to financial statements are an integral part of these statements.

                                 MATRIX ADVISORS
                                   VALUE FUND


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE BOARD OF DIRECTORS and
  SHAREHOLDERS OF MATRIX ADVISORS VALUE FUND

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Matrix Advisors Value Fund, as of June 30, 2000, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the three-year period ending June 30, 1998 were audited by other auditors whose report dated August 20, 1998 expressed an unqualified opinion on those statements.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matrix Advisors Value Fund as of June 30, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
August 4, 2000

                               BOARD OF DIRECTORS
                    Leonard M. Heine, Jr., Director Emeritus
                               David A. Katz, CFA
                                Larry D. Kieszek
                              Robert M. Rosencrans
                                T. Michael Tucker

                                        *

                               INVESTMENT ADVISOR
                           Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                                 (800) 366-6223

                                        *

                                    CUSTODIAN
                     Firstar Institutional Custody Services
                                425 Walnut Street
                              Cincinnati, OH 45202

                                        *

                                 TRANSFER AGENT
                             ICA Fund Services Corp.
                            4455 East Camelback Road
                                   Suite 261E
                                Phoenix, AZ 85018

                                        *

                                  ADMINISTRATOR
                      Investment Company Administration LLC

                                        *

                             INDEPENDENT ACCOUNTANTS
                              Tait, Weller, & Baker

                                        *

                                  LEGAL COUNSEL
                      Swidler Berlin Shereff Friedman, LLP

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.